UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 19, 2003

PRECIS, INC.

(Name of business issuer in its Charter)

OKLAHOMA	001-15667	73-1494382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2040 North Highway 360 Grand Prairie, Texas 75050
(Address of principal executive offices)

(972) 522-2000
(Issuer’s telephone number)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Effective June 19, 2003, Precis, Inc. (the “Registrant”) dismissed Murrell, Hall, McIntosh & Co., PLLP as Registrant’s independent accountants. Upon the recommendation and approval of its Board of Directors, Registrant appointed BDO Seidman, LLP. as Registrant’s independent accountants, effective June 19, 2003.

Murrell, Hall, McIntosh & Co., PLLP reports on Registrant’s 2000, 2001 and 2002 consolidated financial statements contained no adverse opinion or disclaimer of opinion and was not qualified or modified, as to uncertainty, audit scope, or accounting principles.

There have been no disagreements with Murrell, Hall, McIntosh & Co., PLLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Murrell, Hall, McIntosh & Co., PLLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

There have been no reportable events with respect to Registrant as described at Item 304 of Regulation S-B.

On June 19, 2003, Registrant engaged BDO Seidman, LLP. as its principal accountants to audit Registrant’s consolidated financial statements.  Registrant has not previously consulted with BDO Seidman, LLP. on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements or (ii) concerning any subject matter of a disagreement or reportable event with Murrell, Hall, McIntosh & Co., PLLP.

Registrant is submitting a letter from Murrell, Hall, McIntosh & Co., PLLP addressed to the Securities and Exchange Commission stating whether Murrell, Hall, McIntosh & Co., PLLP agrees with the statements contained herein as they relate to Murrell, Hall, McIntosh & Co., PLLP.

ITEM 5.  OTHER EVENTS

On June 19, 2003, Kenneth S. George accepted an appointment to become a Director of the Registrant.

Kenneth S. George recently finished two terms as a State Representative in the Texas House of Representatives.  From 1996 through 2001, he was General Partner of Riverside Acquisitions L.L.C. and was active in commercial real estate, financial and land transactions.  From 1994 until 1995, Mr. George was Chairman and Chief Executive Officer of Ameristat, Inc. the largest private ambulance provider in the state of Texas.  From 1988 through 1994, he was Chairman and Chief Executive Officer of EPIC Healthcare Group, an owner of 36 suburban/rural acute care hospitals with 15,000 employees and $1.4 billion in revenues.  Mr. George currently serves on the Board of Directors of Sonny Bryan’s Smokehouse, Inc. a chain of barbecue restaurants.  Mr. George has an M.B.A. from the University of Texas at Austin and a B.A. from Washington and Lee University.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

16.1 Letter of Murrell, Hall, McIntosh & Co., PLLP addressed to the Commission dated June 19, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECIS, INC.,
a Oklahoma corporation

Date: June 19, 2003	/s/ Judith H. Henkels
Judith H. Henkels
Chairman of the Board of Directors;
President and Chief Executive Officer